                                                                   EXHIBIT 10.15

                                 AMENDMENT NO. 7

            AMENDMENT  NO. 7 dated as of September 24, 2001 to the Note Purchase
Agreement referred to below, between:

            NUCO2 INC., a corporation  duly organized and validly existing under the laws of the State of Florida (the "COMPANY");

            each of the Subsidiaries of the Company  appearing under the caption
      "SUBSIDIARY  GUARANTORS" on the signature pages hereto (each a "SUBSIDIARY
      GUARANTOR" and, collectively,  the "SUBSIDIARY GUARANTORS";  and, together with the Company, the "OBLIGORS"); and

            each of the Investors appearing under the caption "INVESTORS" on the signature  pages  hereto  (each,  an  "INVESTOR",  and  collectively,  the
      "INVESTORS").

            WHEREAS,  the  Obligors  and the  Investors  are  party  to a Senior
Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented  and in effect on the date hereof,  the "NOTE PURCHASE
AGREEMENT"),  pursuant to which the Company has issued to the  Investors its 12%
Senior  Subordinated  Notes in an  aggregate  principal  amount  of  $40,000,000 outstanding on the date hereof; and

            WHEREAS,  the parties to the Note Purchase  Agreement  wish to amend the Note Purchase Agreement to make certain modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  DEFINITIONS.   Except  as  otherwise  defined  in  this
Amendment No. 7, terms defined in the Note Purchase Agreement are used herein as defined therein.

            Section 2.  AMENDMENTS  TO NOTE PURCHASE  AGREEMENT.  Subject to the
satisfaction  of the  conditions  precedent  specified  in Section 5 below,  but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A.  References  in the Note Purchase  Agreement to "this  Agreement"
(and indirect references such as "hereunder",  "hereby",  "herein" and "hereof")
shall be deemed to be  references  to the Note  Purchase  Agreement  as  amended hereby.

            B. Section 1.01 of the Note Purchase  Agreement  shall be amended by deleting the definition of "Consolidated EBIT".

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                       2

            C. The  definition  of  "Restricted  Payment" in Section 1.01 of the
Note Purchase  Agreement shall be amended by deleting the words "to the Company"
appearing at the end of clause (i) thereof.

            D. Section 1.01 of the Note Purchase  Agreement  shall be amended by inserting  each of the following  definitions  in the  appropriate  alphabetical order (if not already set forth in said Section  1.01) or amending and restating such definitions in their entirety (if already set forth in said Section 1.01):

            "CONSOLIDATED  NET INCOME  (LOSS)" shall mean, for any fiscal period of the  Company,  the  net  income  (or  loss)  of  the  Company  and  its
      Subsidiaries  for  such  period  determined  on a  consolidated  basis  in accordance  with GAAP,  but excluding  therefrom (to the extent  otherwise included  therein) (i) any extraordinary  gains or losses,  (ii) any gains attributable  to write-ups of assets and (iii) any equity  interest of the
      Company or any Subsidiary of the Company in the unremitted earnings of any
      Person  that is not a  Subsidiary  and (iv) any  income  (or  loss) of any
      Person accrued prior to the date it becomes a Subsidiary or is merged into or  consolidated  with the Company or any Subsidiary or the date that such
      Person's assets are acquired by the Company or any Subsidiary.

            "EBITDA"  shall mean, for the Company and its  Subsidiaries  for any period,  an amount equal to the sum of (a)  Consolidated Net Income (Loss)
      for  such  period  PLUS  (b)  to  the  extent   deducted  in   determining
      Consolidated Net Income (Loss) for such period, (i) Interest Expense, (ii)
      income tax expense, and (iii) depreciation and amortization, determined on a consolidated basis in accordance with GAAP in each case for such period;
      PROVIDED,  HOWEVER,  (a) there  shall be added to EBITDA  for the  quarter ended  June  30,  2001,  so  long as such  quarter  is used in the  EBITDA calculation  for the relevant  period,  the costs and charges taken by the
      Company  during  such  quarter in the amount of  $7,600,000  and (b) there shall be added to EBITDA for the quarter  ending  September  30, 2001,  so long as such  quarter is used in the EBITDA  calculation  for the relevant period,  any  non-recurring  charges  associated with the  amortization of remaining  loan  fees  and  any  waiver  fees  and  any  termination  cost associated with the Company's  current interest rate protection  agreement during such quarter in the amount of $1,600,000.

            "SENIOR  CREDIT  AGREEMENT"  means the Second  Amended and  Restated
      Revolving Credit Agreement dated as of September 24, 2001 by and among the
      Company, the lenders from time to time parties thereto,  SunTrust Bank, as successor by merger to SunTrust Bank, South Florida, National Association,
      as  administrative  agent,  issuing  bank and swing  line  lender,  Heller
      Financial,  Inc., as syndication agent, and BNP Paribas,  as documentation
      agent,   as  executed  and  delivered  on  September  24,  2001,  and  any refinancing,  refunding, extension or renewal thereof (whether or not with any of the lenders or the agent for such  lenders then party to the Senior
      Credit  Agreement),  in each  case,  at any time  amended or  modified  in accordance with Section 8.10(a).

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -3-

            "SENIOR DEBT" means the following obligations of the Company and its
      Subsidiaries:

                (i) with  respect to the  Company,  all  principal  of the loans outstanding  under the Senior  Credit  Agreement,  all interest  thereon
        (including  any  interest  accruing  after the date of any filing by the
        Company  of  any  petition  in  bankruptcy  or  the  commencing  of  any bankruptcy,  insolvency  or  similar  proceedings  with  respect  to the
        Company  whether  or not the  same is  allowed  as a claim  in any  such proceeding) and all other amounts outstanding thereunder,  including all reimbursement  obligations  in respect of letters of credit  thereunder, expenses (including,  without limitation,  attorneys' fees), indemnities and penalties and all commitment, facility and administrative, agency or other  similar  fees  payable by the Company from time to time under the
        Senior Credit  Documents,  and any obligations of the Company in respect of Hedging  Agreements  owing to one or more of the lenders under Senior
        Credit Agreement and/or  affiliates of such lenders (even if such lender subsequently  ceases to be a lender under the Senior  Credit  Agreement)
        that are permitted by the terms of the Senior Credit Agreement;

                (ii) with respect to the Company,  additional Indebtedness in an aggregate principal amount up to but not exceeding  $15,000,000 under or in  respect  of (x) the  Senior  Credit  Agreement  and  (y)  any  other instrument  evidencing such Indebtedness;  PROVIDED that, in the case of clause (y) only, such  Indebtedness  is specifically  designated in such other instrument as "Senior Debt" for purposes of this Agreement;

                (iii) with respect to the Company, additional Indebtedness under or in  respect  of (x) the  Senior  Credit  Agreement  and (y) any other instrument  evidencing such Indebtedness;  PROVIDED that (i) in the case of clause (y) only, such Indebtedness is specifically designated in such other  instrument  as "Senior  Debt" for purposes of this  Agreement and
        (ii) after giving effect to the incurrence of such Indebtedness (and the application of the proceeds  thereof),  the Senior Debt Incurrence Ratio is less than or equal to 3.50 to 1.00;

                (iv) with respect to any Subsidiary Guarantor,  the Guarantee of such Subsidiary  Guarantor in respect of any Senior Debt of the Company;
        and

                (v)  with  respect  to the  Company,  any and all  refinancings, replacements or refundings of any of the amounts  referred to in clauses
        (i), (ii) and (iii) above; PROVIDED that the refinancing, replacement or refunding  of  Senior  Debt  incurred  under  said  clause  (iii)  shall constitute  Senior Debt only to the extent that,  after giving effect to such  refinancing,  replacement or refunding (and the application of the proceeds hereof), the Senior Debt Incurrence Ratio is less than or equal to 3.50 to 1.00;

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -4-

            PROVIDED  that  the  aggregate   principal  amount  of  Senior  Debt
            permitted under clauses (i) and (ii) above (exclusive of obligations in respect of Hedging  Agreements  referred to in said clause  (i)), and any  refinancing,  replacement  or refunding  thereof  permitted under  clause  (v)  above  (including  the  maximum  amount  of  the aggregate  commitments of the lenders to extend any revolving credit facility thereunder) shall not exceed at any time $90,000,000, MINUS the aggregate amount of (x) permanent reductions in revolving credit commitments  thereunder  after the date of  Amendment  No. 7 to this
            Agreement  and (y)  prepayments  of any term loans made from time to time in respect of the Senior Debt after the date of Amendment No. 7 to this Agreement  (other than any such reduction or prepayment that
            occurs  as  a  result  of  any  such  refinancing,   replacement  or
            refunding).

            E. Section  8.03(d) of the Note Purchase  Agreement shall be amended by deleting the words "the Closing Date" in each place such text appears in said
Section and inserting  the text "the date of Amendment No. 7 to this  Agreement"
in lieu thereof.

            F.  Effective  as of July  1,  2001,  Section  8.09(c)  of the  Note
Purchase  Agreement shall be deleted in its entirety (and all references to said
Section 8.09(c) contained in the Note Purchase Agreement shall be deleted).

            G. Section 8.08 of the Note Purchase  Agreement  shall be amended by deleting  clause (ii)  appearing  in the proviso in said Section in its entirety and inserting the text "(ii) the foregoing shall not apply to  restrictions  and conditions  existing  and/or  imposed  under  the  Senior  Credit  Agreement  or otherwise identified on Schedule 8.01".

            H. Section  8.09(a) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                "INTEREST  COVERAGE  RATIO.  The  Company  will not  permit  the
        Interest Coverage Ratio to be less than the following  respective ratios as of  the  last  day  of  each  fiscal  quarter  during  the  following respective periods:

                           PERIOD                           RATIO
                           ------                           -----

                From  July 1, 2001
                 through September 30, 2001                 1.90 to 1.00

                From October 1, 2001
                 through December 31, 2001                  2.05 to 1.00

                From January 1, 2002
                 through March 31, 2002                     2.25 to 1.00

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -5-

                From April 1, 2002
                 through June 30, 2002                      2.40 to 1.00

                From July 1, 2002
                and at all times thereafter                 2.50 to 1.00"

            I. Section  8.09(b) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                "TOTAL NET FUNDED DEBT  COVERAGE  RATIO.  The  Company  will not permit the Total Net Funded Debt Coverage  Ratio to exceed the following respective ratios at any time during the following respective periods:

                         PERIOD                               RATIO
                         ------                               -----

                From  July 1, 2001
                 through December 31, 2001                  4.75 to 1.00

                From January 1, 2002
                 and at all times thereafter                4.50 to 1.00"

            J. Section  9.01(e) of the Note Purchase  Agreement shall be amended by deleting the words "Article VII and" appearing therein.

            K. Section 9.01 of the Note Purchase  Agreement  shall be amended by
inserting  in  the  third  line   immediately   following  clause  (m)  thereof,
immediately  after the words "the Required  Lenders may", the words "(subject to the provisions of Article XI)".

            L. Clause (ii) of Section 11.02 of the Note Purchase Agreement shall be amended by inserting the following text  immediately  after the words "Senior
Debt" at the end of subclause (y) thereof:  "and (z) having other material terms which are at least as  favorable  to the  holders of the Senior Debt at the time outstanding as the terms of the Subordinated Debt".

            M. Section 11.03(a) of the Note Purchase  Agreement shall be amended by  deleting  the words "and the  Senior  Debt  Representative  shall have given written notice of such non-payment (a "PAYMENT DEFAULT NOTICE")."

            N. Section 11.03(d) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                         "(d)  The  Company   will  not  make  any  optional  or
            mandatory  prepayment  or  repurchase  of the Notes as provided  for under Section 3.01 and the Investors  shall not accept any amount in respect of such  prepayment  or  repurchase  to the extent that such prepayment  or  repurchase  is  prohibited  under the Senior  Credit

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -6-

            Agreement,  unless the  lenders  under the Senior  Credit  Agreement shall have given their written consent thereto."

            O. Section 11.12(a) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                         "(a)  Notwithstanding  anything contained herein to the
            contrary, during any period commencing on the occurrence of a Senior
            Debt  Payment  Default or the date of receipt of a Payment  Blockage
            Notice under  Section  11.03(b) and ending on the earlier of (i) the date on which such Senior Debt  Payment  Default or the default that is the subject of such Payment Blockage Notice,  as the case may be, is cured or waived  or (ii) 90 days  after  the  occurrence  of such
            Senior Debt Payment  Default or the receipt by the Investors of such
            Payment Blockage Notice, as the case may be, the Investors shall not
            (A)  accelerate  the Notes as provided in Section 9.01, (B) initiate any  judicial  proceeding  or  action  to  collect  the Notes or (C)
            initiate  any case,  proceeding  or other  action in  respect of any
            Obligor  of the type  referred  to in clause  (a) or (b) of  Section
            11.02 unless, prior to the expiration of such period, (x) the holder or holders (or their  respective  agent(s)) of any Senior Debt shall take any action of the type  referred to in clauses (A), (B) and (C)
            above in respect of such  Senior  Debt or (y) any Senior Debt and/or the Subordinated Debt shall have become automatically due payable in accordance with their respective terms."

            Section 3. WAIVERS.  Subject to the  satisfaction  of the conditions specified in Section 5 below, but with effect on and after the date hereof,  the
Investors  hereby agree to waive any Default that has occurred and is continuing on the date hereof as a result of the Company's failure to comply as of June 30,
2001 with the  requirements  under  Sections  8.09(a)  and  8.09(b)  of the Note
Purchase  Agreement (as in effect immediately prior to the effectiveness of this
Amendment No. 7).

            Section 4.  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the Investors that: (a) the  representations  and warranties set forth in Article VI of the Note Purchase  Agreement (as amended hereby) are true and  complete  on the date hereof as if made on and as of the date hereof and as if each  reference in said Article VI to "this  Agreement"  (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No.
7 (except that (i) certain of the  indebtedness  listed in Schedule  6.12 to the
Note  Purchase  Agreement  has been paid off by the Company,  (ii) the number of validly  issued and  outstanding  shares of common  stock,  par value $0.001 per share,  referred to in Section 6.13 of the Note Purchase Agreement is 8,651,125,
(iii) the number of outstanding options granted under the Company's stock option plans has changed and (iv) references in the Note Purchase Agreement to Schedule
8.02 shall be deemed to refer to Schedule 8.02 to this Amendment No. 7); and (b)
(after  giving  effect to the  waivers  under  Section 3 above) no  Default  has occurred and is continuing.

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -7-

            Section 5. CONDITIONS PRECEDENT. The amendments to the Note Purchase
Agreement  set forth in said Section 2, and the waivers  under the Note Purchase
Agreement  set forth in said Section 3, shall become  effective,  as of the date hereof (except as provided in Section 2.C above),  upon the  satisfaction of the following conditions:

            (a)  AMENDMENT  NO. 7. The  execution  and  delivery  of one or more counterparts  of this  Amendment  No. 7 by the  Obligors  and the Required
      Investors, and receipt by the Investors of evidence that the lenders party to the Senior Credit  Agreement  shall have approved this Amendment No. 7;
      by such  execution  and delivery by the Required  Investors,  the Required
      Investors consent under Section 8.10 of the Note Purchase Agreement to the extension of the final  maturity date of the loans under the Senior Credit
      Agreement to not later than September 30, 2003.

            (b) AMENDMENT AND RESTATEMENT OF SENIOR CREDIT AGREEMENT. Receipt by
      the  Investors  of a copy of the Second  Amended  and  Restated  Revolving
      Credit Agreement dated as of or about the date of this Amendment No. 7, in substantially the form heretofore  delivered to each of the Investors,  as executed by the parties thereto.

            (c)  AMENDMENT  FEE.  Receipt by each Investor that has executed and delivered a counterpart  of this  Amendment No. 7 prior to 12:00 noon (New
      York City time) on  September  24,  2001 of an  amendment  fee equal to 50 basis  points on the  principal  amount of the Notes or Notes held by such
      Investor.

            (d)  OTHER  DOCUMENTS.  Receipt  by  the  Investors  of  such  other documents as any Investor may reasonably request.

            Section  6.  MISCELLANEOUS.  Except  as  herein  provided,  the Note
Purchase  Agreement  shall remain  unchanged and in full force and effect.  This
Amendment  No. 7 may be  executed  in any number of  counterparts,  all of which taken together shall  constitute one and the same amendatory  instrument and any of the  parties  hereto may  execute  this  Amendment  No. 7 by signing any such counterpart.  This  Amendment  No. 7 shall be  governed  by,  and  construed  in accordance with, the law of the State of New York.

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -8-

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
No. 7 to be duly  executed  and  delivered  as of the day and year  first  above written.

                                   NUCO2 INC.

                                   By: ERIC M. WECHSLER
                                       --------------------
                                   Title: General Counsel

                                   SUBSIDIARY GUARANTORS
                                   ---------------------

                                   NUCO2 ACQUISITION CORP.

                                   By: ERIC M. WECHSLER
                                       --------------------
                                   Title: Vice President

                                   KOCH COMPRESSED GASES, INC.

                                   By: ERIC M. WECHSLER
                                       --------------------
                                   Title: Vice President

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -9-

                                   INVESTORS

                                   J.P. MORGAN PARTNERS (BHCA), L.P.
                                   (f/k/a Chase Capital Investments, L.P.)

                                   By JPMP Master Fund Manager, L.P.,
                                    its General Partner

                                   By JPMP Capital Corp.,
                                    its General Partner

                                   By: RICHARD D. WATERS
                                       ---------------------
                                   Title: Managing Director

                                   DK ACQUISITION PARTNERS, L.P.

                                   By M.H. Davidson & Co.,
                                    its general partner

                                   By: THOMAS KEMPNER
                                       ------------------
                                   Title: Partner

                                   EMPIRE INSURANCE COMPANY,
                                   as  executed  on their  behalf by
                                   their Investment Manager,
                                   Cohanzick Management, L.L.C.

                                   By: DAVID SHERMAN
                                       -----------------
                                   Title: Authorized Agent

                                   ORIX USA CORPORATION

                                   By: SHEP DAVIS
                                       --------------
                                   Title: Managing Director

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                      -10-

                                   PAINEWEBBER HIGH INCOME FUND,
                                   a series of PaineWebber Managed Investments
                                   Trust

                                   By_________________________
                                    Title:

                                   SUNTRUST BANKS, INC.

                                   By: ROBERT DUDIAK
                                       -----------------
                                   Title: Group Vice President

                   AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

                                                                   SCHEDULE 8.02

                                      LIENS

1.          Liens pursuant to the Senior Credit Agreement.

2.          UCC-1 Financing Statement
            Secured Party: IBM Credit Corporation
            Debtor: NuCo2 Inc.

3.          UCC-1 Financing Statement
            Secured Party:  Toyota Motor Credit Corporation
            Debtor:  NuCo2 Inc.

4.          Judgment for $2,558.29
            Plaintiff: Climate Service Inc.
            Defendant: NuCo2 Inc.

5.          UCC-1 Financing Statement
            Secured Party: Farmers & Merchants
            Debtor: Koch Compressed Gases, Inc.

                                  SCHEDULE 8.02